EXHIBIT 10.13


                           AMENDMENT No. 1 TO RESEARCH

                                    AGREEMENT

This Amendment No. I to Research Agreement ("Amendment") is made and entered into as of November 20, 2000 by and between B-Twelve, Inc. ("Sponsor") and The University of Texas M.D. Anderson Cancer Center ("Institution"), a component of the University of Texas System ("System").


                                                      RECITALS

A. Sponsor and Institution entered into a Sponsored Research Agreement dated August 31, 1999 (the "Agreement").

B. Sponsor and Institution wish to amend the terms of the Agreement as set forth below.

 NOW, THEREFORE, it is hereby agreed as follows:

1. Section 2 of the Agreement shall be revised to read in its entirety as follows:

         "In consideration for performance of the Study by Institution, Sponsor shall pay Institution Eighty four Thousand and no/100 Dollars (S84,000.00) for Study related costs expenses and other costs. This amount shall be payable in four quarterly installments in the amount of Twenty-one Thousand and no/100 Dollars (521,000.00) each. The first payment has been made. The second payment is payable by December 31, 2000. "

2. Section 3.1 of the Agreement shall be revised to read in its entirety as follows:

         This Agreement shall continue in force until the earlier of completion of the Study as mutually agreed upon by the parties or until October 31, 2001; provided, however, that either party may terminate the Agreement by giving thirty (30) days advance notice to the other."

3. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

                    THIS SECTION IS INTENTIONALLY LEFT BLANK.



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IN WITNESS WHEREOF, Sponsor and Institution have entered into this Amendment effective as of the date first set forth above.

B-TWELVE, INC.                        THE UNIVERSITY OF TEXAS
                                      M.D. ANDERSON CANCER CENTER

By /s/ Uri Sagman                     By /s/Leonard S. Zwelling
   ---------------------------           -----------------------------
Uri Sagman, M.D., FRCPC               Leonard A. Zwelling, M.D., M.B.A.
President and CEO                     Vice President for Research Administration

Date: Nov. 20, 2000                   Date: 11/27/00
     -------------------------              --------------------------

                                      I have read this Amendment and understand my obligations hereunder:

                                      /s/Robert A. Newman
                                      ---------------------------------
                                      Robert A. Newman, Ph.D.
                                      Principal Investigator

                                      /s/Thomas D. Brown, M.D.
                                      ----------------------------------
                                      Thomas D. Brown, M.D.
                                      Head Ad Interim, Division of Cancer
                                      Medicine




                                      Reviewed and Approved
                                      /s/R. Moore
                                      ------------------------------------
                                      Date:  11-21-00
                                             -----------------------------